AIG RETIREMENT COMPANY I
Supplement to Statement of Additional Information dated October 1, 2008
The following disclosure, which lists the number of accounts/funds and the assets in those accounts/funds that are managed by each portfolio manager, is added to the section titled “Portfolio Managers” under the heading “Other Accounts,” beginning on page 46. References to Robert Martorelli, Bradford S. Greenleaf and Michael C. Petro are deleted and the chart should be supplemented with the following:

Other Accounts
(As of December 31, 2008)
			Registered Investment		Pooled Investment
			Companies		Vehicles		Other Accounts
			No. of	Assets	No. of	Assets	No. of	Assets
Fund	Sub-adviser	Portfolio Manager	Accounts	($ millions)	Accounts	($ millions)	Accounts	($ millions)
Small Cap Special	Putnam	Eric Harthun	2	$424	2	$44	7	$640
Values Fund
In addition, Mr. Harthun does not own any shares of the Small Cap Special Values Fund.
Date: February 6, 2009